UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2011

Center Financial Corporation

(Exact name of registrant as specified in its charter)

California	000-50050	52-2380548
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of principal executive offices)

(213) 251-2222

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02. Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

By letter dated February 17, 2011 and received by Center Financial Corporation on February 22, 2011, Jae Whan Yoo resigned from his position as a director of Center Financial Corporation, effective as of February 17, 2011. A copy of Mr. Yoo’s resignation letter is attached hereto as Exhibit 17.1. Mr. Yoo’s resignation follows the appointment of Richard S. Cupp to replace Mr. Yoo as Interim Chief Executive Officer and President of Center Financial Corporation and Center Bank, effective as of January 6, 2011, as previously disclosed by Center Financial Corporation in its Form 8-K filed on January 6, 2011.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

17.1    Jae Whan Yoo Director Resignation Letter, dated February 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER FINANCIAL CORPORATION, a California corporation

Date:	February 23, 2011	By:	/s/ Lisa K. Pai
Lisa K. Pai, Executive Vice President and General Counsel

3